Exhibit 10.24

                       AMENDMENT NO. 7 TO CREDIT AGREEMENT

        AMENDMENT NO. 7 dated as of March 23, 1999 among PERINI CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (collectively, the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H:

        WHEREAS, the Borrower, the Banks and the Agent are parties to an Amended and Restated Credit Agreement dated as of January 17, 1997 (as heretofore amended, the "Credit Agreement");

        WHEREAS, the Borrower has requested an extention of the Termination Date for the Tranche A Commitments until the first Domestic Business Day of January, 2001, and certain other amendments to the Credit Agreement;

        WHEREAS, the amount of each Bank's Tranche B commitment has previously been reduced to zero, and shall remain at zero hereafter; and

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended hereby.

        SECTION 2. Amendments to Definitions. Section 1.01 of the Credit Agreement is amended as follows:

        (a) The definition of "Applicable Base Rate Margin" is amended and restated in its entirety to read as follows:

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                                                                   Exhibit 10.24

                        "Applicable Base Rate Margin" means 1.75%.

        (b) The definition of "Applicable Euro-Dollar Margin" is amended and restated in its entirety to read as follows:

                        "Applicable Euro-Dollar Margin" means (i) prior to the first Domestic Business Day of January, 2000, 2.75% and
                        (ii) thereafter, 3.00%

        (c) The definition of "Asset Sale Letter" is amended and restated in its entirety to read as follows:

                        "Asset Sale Letter" means (i) for purposes of any Disposition of an asset from the Effective Date until the Amendment No. 7 Effective Date, a letter from the Borrower to the Banks and the Agent listing certain potential asset sales, which letter shall be in form and substance satisfactory to each Bank and which letter shall have been delivered to the Banks and the Agent not less than five Domestic Business Days prior to the Effective Date; or (ii) for purposes of any Disposition of an asset on or after the Amendment No. 7 Effective Date, the chart identified as the "Revised 'Asset Sale Letter'" distributed by the Borrower to the Banks and the Agent on March 22, 1999.

        (d) The definition of "Commitment Reduction Date" is amended by deleting "and September 1999" and inserting in lieu thereof ", September 1999, December 1999, March 2000, June 2000, September 2000 and December 2000".

        (e) The definition of "Disposition" is amended and restated in its entirety to read as follows:

                        "Disposition" means any sale, conveyance, lease, granting of any Lien, exchange, assignment, Casualty, Condemnation or other transfer and to "Dispose" means to sell, convey, lease, exchange, assign, suffer a Casualty or Condemnation or to otherwise transfer, in each case
                        (i) whether voluntary or involuntary, (ii) whether direct or indirect and (iii) including any agreement providing for a Disposition or granting any right or option providing for a Disposition.

        (f) The definition of "Net Proceeds" is amended by deleting the text that follows the clause "and including all Awards (as defined in any Mortgage) received in respect of any Condemnation," and inserting in its place the following text:

                                                                   Exhibit 10.24

                        ", less (without duplication) reasonable out-of-pocket fees, commissions and other transaction expenses paid or payable by the Borrower or such Subsidiary to unaffiliated  third  parties  in  connection  with  such
                        Disposition, all senior mortgage debt owed to unaffiliated third parties and required to be repaid at the time of such Disposition and any property taxes paid or payable (as estimated by a financial officer of the Borrower in good faith) in respect thereof; provided that with respect to any Disposition by a Subsidiary that is not 100%-owned (directly or indirectly) by the Borrower (a "Joint Venture"), the term "Net Proceeds" shall be the product of the amount determined as set forth above in this definition, multiplied by the greater of (i) the aggregate percentage ownership interest that the Borrower, directly or indirectly, holds in such Joint Venture and (ii) the aggregate percentage of such Net Proceeds that the Borrower and its 100%-owned (directly or indirectly) Subsidiaries would be entitled to receive if such Joint Venture were to immediately distribute all of such Net Proceeds to the partners, joint venturers or other holders of interests in such Joint Venture, determined in accordance with the applicable partnership agreement, joint venture agreement or other governing document."

        (g) The definition of "Perini International" is amended and restated in its entirety to read as follows:

                        "Perini International" means Perini Management Services, Inc., a Massachusetts corporation formerly named Perini International Corporation.

        (h) The definition of "Termination Date" is amended by deleting "January, 2000" and inserting in lieu thereof "January, 2001".

        (i) The definition of "Tranche B Commitment" is amended by adding the following sentence at the end thereof:

                        "The aggregate amount of the Tranche B Commitment of each Bank on and after the Amendment No. 7 Effective Date shall be zero."

        (j) The following new definitions are inserted, in appropriate alphabetical order:

                        "Amendment No. 7 Effective Date" means the date when Amendment No. 7 to Credit Agreement dated as of March 23, 1999 becomes effective in accordance with its terms.

                                                                   Exhibit 10.24

                        "Harris  Bank LC" means the  letter of credit  listed on
                        Schedule 1.01 issued by Harris Trust & Savings Bank to State Street Bank and Trust Company, as Trustee, as the same may be amended from time to time.

                        "Rincon Restructuring" means the restructuring, with the prior written consent of the Required Banks, of the payment and other obligations under the Rincon Agreements of the Borrower, Rincon Center Associates and any other Subsidiaries of the Borrower party thereto, substantially as contemplated by the "Rincon I Deed-In-Lieu Term Sheet" dated October 23, 1998 and the "Rincon II Term Sheet" dated October 23, 1998 or pursuant to such other terms and conditions as shall be acceptable to the parties thereto and the Required Banks, with the result that any and all defaults and/or events of default existing under any Rincon Agreement at any time prior to such restructuring shall have been waived or cured or otherwise ceased to exist.

        SECTION 3.  Amendment to Letters of Credit Provisions.

        (a)     Section 2.16(a) of the Credit Agreement is amended as follows:

                (i) Clause (ii) is amended and restated in its entirety to read as follows:

                        "(ii) the aggregate amount of the Letter of Credit Liabilities for all Performance Letters of Credit shall not exceed $5,000,000".

                (ii) The following proviso is inserted at the end of the third sentence:

                        ", and provided further that no Letter of Credit shall be issued to replace, in whole or in part, directly or indirectly, the Harris Bank LC".

        (b) Section 2.16(c) of the Credit Agreement is amended by amending and restating the first sentence thereof in its entirety to read as follows:

                        "The Borrower shall pay to the Agent a letter of credit fee at a per annum rate equal to the Applicable Euro-Dollar Margin multiplied by the aggregate amount available for drawings under each Letter or Credit issued from time to time, any such fee to be payable for the account of the Banks ratably in proportion to their respective Tranche A Commitment Percentages."

        SECTION 4. Amendment to Scheduled Commitment Reductions. Section 2.10(b) of the Credit Agreement is amended as follows:

                                                                   Exhibit 10.24

        (a) The mandatory reductions of the Commitments in March, 1999, June, 1999 and September, 1999 shown therein are deleted and the following mandatory reductions of the Commitments are inserted in lieu therof:

                "March 1999                                    $0
                June 1999                                      $2,500,000
                September 1999                                 $5,000,000
                December 1999                                  $12,500,000
                March 2000                                     $0
                June 2000                                      $2,500,000
                September 2000                                 $5,000,000
                December 2000                                  $7,500,000".

        (b) The proviso therein is amended and restated in its entirety to read as follows:

                "provided that if the Commitments shall be reduced at any time after the Amendment No. 7 Effective Date in accordance with
                Section 2.09 or 2.10(c) such reductions shall be applied to decrease the amounts set forth above, first for any such reductions prior to the December, 1999 Commitment Reduction Date, to decrease by a maximum of $5,000,000 the aggregate amount of reduction in Commitments required on the December, 1999 Commitment Reduction Date, second to decrease the amount of the reduction in Commitments required on the Termination Date, and thereafter to decrease the required amount of reduction in Commitment in reverse chronological order."

        SECTION  5.   Amendment  to   Mandatory   Commitment   Reductions   From
Dispositions of Real Estate Investments and Other Property. Section 2.10(c) of the Credit Agreement is amended as follows:

        (a) Clause (i) is amended and restated in its entirety to read as follows:

                "(i) immediately upon receipt by the Borrower or any Subsidiary at any time of any proceeds from any Disposition of any Real Estate Investment or any other real property of the Borrower or any Subsidiary (including without limitations any proceeds received by the Borrower or any Subsidiary as consideration for the granting of any right or option providing for a Disposition but excluding operating receipts from Real Estate Investments), by an amount equal to (x) 100% of the Net Proceeds realized by the Borrower or any Subsidiary in respect thereof until the aggregate amount of Net Proceeds realized by the Borrower and its Subsidiaries in respect of all Dispositions of Real Estate Investments and other real property after the Amendment No.7 Effective Date equals

                                                                   Exhibit 10.24

                $5,000,000, (y) 50% of the Net Proceeds realized by the Borrower or any Subsidiary in respect thereof to the extent that the aggregate amount of Net Proceeds realized by the Borrower and its Subsidiaries in respect of all Dispositions of Real Estate Investments and other real property after the Amendment No. 7 Effective Date exceeds $5,000,000 but is less than $6,000,000, and (z) 33-1/3% of the Net Proceeds realized by the Borrower or any Subsidiary in respect thereof to the extent that the aggregate amount of Net Proceeds realized by the Borrower and its Subsidiaries in respect of all Dispositions of Real Estate Investments and other real property after the Amendment No. 7 Effective Date is at least $6,000,000."

        (b) Clause (ii) is amended by inserting at the beginning of the parenthetical contained therin, immediately before the word "excluding", the following phrase:

                "including without limitation any proceeds received by the Borrower or any Subsidiary as consideration for the granting of any right or option providing for a Disposition but".

        SECTION 6. Amendment to Permit Certain Derivatives Obligations. Section 5.02(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

                "The Borrower will not, and will not permit any of its Subsidiaries to, become a party to any Derivatives Obligation other than interest rate swap, interest rate cap, interest rate collar or other interest rate hedging transactions and/or any foreign currency exchange or other currency hedging transactions, but only if (x) each such transaction is with a Bank or an Affiliate of a Bank, (y) each such transaction is entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any of its Subsidiaries is exposed in the conduct of its business or the management of its liabilities, and (z) the aggregate notional amount of obligations for which the interest rate or currency exposure is hedged by all such transactions does not at any time exceed $2,500,000."

        SECTION 7. Amendment to Debt Covenant. Section 5.08(a)(vii) of the Credit Agreement is amended by amending and restating subclause (x) in the proviso thereof in its entirety to read as follows:

                "(x) Modified Parent Company Debt shall not at any time exceed $120,000,00".

        SECTION 8. Amendment to Minimum Consolidated Adjusted Tangible Net Worth Covenant. Section 5.09 of the Credit Agreement is amended by adding the following at the end thereof:

                                                                   Exhibit 10.24

                "March 31, 2000                        $128,000,000
                June 30, 2000                          $132,000,000
                September 30, 2000                     $136,000,000
                December 31, 2000                      $140,000,000".

        SECTION 9. Amendment to Minimum  Operating  Cash Flow Covenant.  Section
5.10 is amended and restated in its entirety to read as follows:

                "SECTION 5.10. Minimum Operating Cash Flow. The Borrower shall not permit Operating Cash Flow to be less than $15,000,000 for any of: (i) the period of four consecutive fiscal quarters ending March 31, 1999, (ii) the period of five consecutive fiscal quarters ending June 30, 1999 and (iii) the period of four consecutive fiscal quarters endings September 30, 1999. The Borrower shall not permit Operating Cash Flow to be less than $20,000,000 for any period of four consecutive fiscal quarters, beginning with the four consecutive fiscal quarters ending December 31, 1999."

        SECTION 10. Amendment to Asset Sale Covenant. Section 5.12(b) of the Credit Agreement is amended as follows:

        (a) The introductory phrase "The Borrower will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise dispose of any of its or their assets, other than:" is changed to "The Borrower will not, and will not permit any of its Subsidiaries to, Dispose of any of its or their assets, other than:"; and

        (b) Clause (iii) is amended by amending and restating subclause (A) therein in its entirety to read as follows:

                "(A) a Disposition of any asset if the aggregate amount of the fair market value of all Dispositions for which consent is not provided during any fiscal year is less than $500,000 and the Borrower delivers to each of the Banks prompt written notice of each such Disposition or".

        SECTION 11. Amendment to Restricted Payments Covenant. Section 5.14(c) of the Credit Agreement is amended by deleting "$90,000,000" in clause (ii) and inserting in lieu thereof "$75,000,000".

        SECTION 12. Amendment to Real Estate Investments Convenant. Section 5.15 of the Credit Agreement is amended by deleting the maximum amount of Real Estate Investments permitted during the fiscal year ended December 31, 1999 shown therein and inserting the following maximum amounts of Real Estate Investments in lieu thereof:

                                                                   Exhibit 10.24

               "December 31, 1999                       $6,000,000
               December 31, 2000                        $3,900,000".

        SECTION 13. Amendment to Events of Default. Section 6.01 of the Credit Agreement is amended by (i) deleting the word "or" at the end of subsection (m) thereof, (ii) adding the word "or" at the end of subsection (n) thereof and
(iii) inserting the following new subsection (o):

                "(o) the Rincon Restructuring shall not have become effective on or before April 30, 1999, or the Borrower shall fail to perform any of its obligations under Section 15 of the Amendment No. 7 to Credit Agreement within ten days after written notice thereof has been given to the Borrower by the Agent at the request of the Required Banks;".

        SECTION 14. Amendment Fee. In consideration for this Amendment, the Borrower agrees to pay the Agent, for the account of each Bank in proportion to its aggregate Commitments, a fee equal to 0.50% of such Bank's aggregate Commitments, of which one-half shall be payable no later than the Amendment No. 7 Effective Date and one-half shall be payable on the last Domestic Business Day of May, 2000; provided that the Borrower shall not be required to pay the portion of such fee payable on the last Domestic Business Day of May 2000 if prior to such date all principal, interest, fees and other amounts outstanding or payable under the Credit Agreement and all other Financing Documents shall have been paid and all Letters of Credit and Commitments shall have expired or been terminated. It shall be an Event of Default pursuant to Section 6.01(a) of the Credit Agreement if the Borrower shall fail to pay any such amount when due.

        SECTION 15.  Restructuring of the Rincon Agreements.

        (a) The Borrower agrees to pay the Agent, for the account of each Bank in proportion to its aggregate Commitments, a fee equal to $150,000 on the date when the Rincon Restructuring shall become effective. This fee shall be payable whether or not the fee required by Section 15(b) shall have become payable or been paid.

        (b) The Borrower agrees to pay the Agent, for the account of each Bank in proportion to its aggregate Commitments, a fee equal to $50,000 if the Rincon Restructuring does not become effective on or before April 30, 1999.

        (c) The Borrower shall hold a meeting for representatives of the Banks during each month from April 1999 until the completion of the Rincon Restructuring, at a time and place to be determined by the Agent (after consultation with the Banks) on ten Domestic Business Days' notice to the Borrower and the Banks, for the purpose of discussing the status of the Rincon Restructuring with such of the Borrower's officers,

                                                                   Exhibit 10.24

                employees and advisors as the Borrower shall designate or as the Agent shall designate at the reasonable request of any Bank.

        SECTION 16. Consent to Amendment of Management Agreement. Each Bank consents to an amendment of the Management Agreement to (a) extend the specified date for termination of the Management Agreement until December 31, 999 and (b) increase the number of shares issuable upon exercise of the options granted thereunder from 150,000 shares of common stock to 225,000 shares.

        SECTION 17. Consents to Amendments of Financing Documents. Each Bank

        (a) consents to the amendments to the Collateral Documents and Subsidiary Guarantee Agreement set forth in the Global Amendment to Collateral Documents and Subsidiary Guarantee dated as of March 23, 1999, substantially in the form of Exhibit A hereto (the "Global Amendment");

        (b) consents to the amendments to the Mortgages, in each case substantially in the form of Exhibit B hereto (collectively, the "New Mortgage Amendments");

        (c) agrees that the Agent is authorized to execute and deliver the Global Amendment and New Mortgage Amendments upon its receipt of duly executed counterparts hereof signed by each Bank (or, in the case of any Bank as to which an executed counterpart shall not have been received, the Agent shall have received telgraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).


        SECTION 18.  Representations  and Warranties  Correct;  No Default.

        (a) The Borrower and each Subsidiary Guarantor represents and warrants that on and as of the date hereof, after giving effect to this Amendment, (a) the representations and warranties of each Obligor contained in each Financing Document, as amended, to which it is a party are true and (b) no Default under the Credit Agreement exists, other than a Default that arises by reason of the defaults and/or "Events of Default" described in the July 2, 1998 or October 2, 1998 letter from Citicorp Real Estate, Inc. to Rincon Center Associates.

        (b) Except as set forth in Schedule 18(b), the Borrower and each Subsidiary Guarantor represents and warrants that on and as of the date hereof, all of the information set forth in the Perfection Certificates (as defined in the Borrower Security Agreement or Subsidiary Security Agreement, as the case may be) of the Borrower and each Subsidiary Guarantor is correct and complete.

                                                                   Exhibit 10.24

        SECTION 19. Effect of Amendments. Except as expressly set forth herein, the amendments contained herein shall not constitute an amendment or waiver of any term or condition of the Credit Agreement or of any other Financing
Document, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

        SECTION 20. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 21. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        SECTION 22. Consent by Subsidiary Guarantors. By signing this Amendment below, each Subsidiary Guarantor affirms its obligations under the Subsidiary Guarantee Agreement and acknowledges that this Amendment shall not alter, release, discharge or otherwise affect any of such obligations, all of which shall remain in full force and effect and are hereby ratified and confirmed in all respects.

        SECTION 23. Effectiveness. This Amendment shall become effective as of the date hereof when the Agent shall have received:

        (a) dully executed counterparts hereof signed by the Borrower, each Bank, the Agent and each Subsidiary Guarantor (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

        (b) duly executed counterparts of the Global Amendment and New Mortgage Amendments, in each cash signed by the parties thereto;

        (c) for the account of each Bank in proportion to its aggregate Commitments, the one-half of the restructuring fee payable under
                Section 14;

        (d)     evidence   satisfactory   to   the   Agent   that   arrangements
                satisfactory to it have been made for recording of the New Mortgage Amendments;

        (e) an endorsement to each title insurance policy delivered to the Agent pursuant to the Credit Agreement insuring that the coverage under such policy is unaffected by this Amendment and the New Mortgage Amendments; and

        (f) opinion or opinions of counsel for the Borrower, in form and substance satisfactory to the Administrative Agent, covering such matters relating

                                                                   Exhibit 10.24

                to this Amendment and the transaction contemplated hereby as the Administrative Agent or the Required Banks may reasonably request.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.